CLASS A COMMON STOCK                                      CLASS A COMMON STOCK

                               [SONIC LOGO GOES HERE]

   INCORPORATED UNDER THE LAWS
    OF THE STATE OF DELAWARE

  THIS CERTIFICATE TRANSFERABLE IN
    CHARLOTTE, NORTH CAROLINA                               CUSIP 83545 G 10 2
     OR NEW YORK, NEW YORK                 SEE REVERSE FOR CERTAIN DEFINITIONS

                         SONIC AUTOMOTIVE, INC.

    This Certifies that


   is the owner of
        FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                            PAR VALUE $0.01 PER SHARE OF

     SONIC AUTOMOTIVE, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the                       facsimile signatures of its duly authorized officers.

Dated:                                                   [SONIC AUTOMOTIVE SEAL
                                                           GOES HERE]
       /S/ Theodore M. Wright                                                                               /S/ O. Bruton Smith
           TREASURER                                                                                CHAIRMAN

[SIGNATURE LANGUAGE HORIZONTALLY TURNED 90 DEGREES TO THE RIGHT, CENTER EDGE OF THE CERTIFICATE AND COPY READS AS SUCH:]

         COUNTERSIGNED AND REGISTERED:
            FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           (Charlotte, North Carolina)           TRANSFER AGENT
                                                                  AND REGISTRAR

        By

                                                       AUTHORIZED SIGNATURE

                                 SONIC AUTOMOTIVE, INC.

     Sonic Automotive, Inc. will furnish to each stockholder a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions or such preferences and rights upon request therefor.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


       TEN COM-    as tenants in common
       TEN ENT-    as tenants by the entireties
        JT TEN-    as joint tenants with
                   right of survivorship and not as tenants in common

                        UNIF TRANS MIN ACT-___________Custodian________________
                                             (Cust)                     (Minor)

                        under Uniform Transfers to Minors
                        Act ____________________________________________________
                                                    (State)

        Additional abbreviations may also be used though not in the above list.

     For Value received, __________________________________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------ Shares

of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________

_________________________________________________________________, Attorney, to

transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated, _______________________________

                                    X __________________________________________

                                    X___________________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.





         SIGNATURE(S) GUARANTEED:_______________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                 STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS  WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE  GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF
A REPLACEMENT CERTIFICATE.